Gas Midstream Acquisition and 2016 Guidance Update September 27, 2016 EXHIBIT 99.1

Safe Harbor Statement 2 Certain information presented herein includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations, and businesses of DTE Energy. Words such as “anticipate,” “believe,” “expect,” “projected,” “aspiration,” and “goals” signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions, but rather are subject to numerous assumptions, risks, and uncertainties that may cause actual future results to be materially different from those contemplated, projected, estimated, or budgeted. Many factors may impact these forward-looking statements including, but not limited to, the following: the failure to consummate the transaction, the risk that we will not achieve expected synergies, the risk that the operations being acquired in the acquisition will not be successfully integrated or that such integration will take longer than expected, the risk that the operations being acquired will not perform as expected; and the risks discussed in our public filings with the Securities and Exchange Commission. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This document should also be read in conjunction with the Forward-Looking Statements section of the joint DTE Energy and DTE Electric 2015 Form 10-K and 2016 Forms 10-Q (which sections are incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy.

DTE Energy Investor Relations www.dteenergy.com/investors (313) 235-8030 3 Contact Us

• Gas Midstream Acquisition • 2016 Guidance Update 4

Delivers solid economics underpinned by long-term contracts and high-quality reserves Expands our footprint in the most prolific geology in the country spanning the heart of the SW Marcellus/Dry Utica Provides platform for new value creation with significant growth potential Complements our existing gas midstream business 5 Entered into an agreement to purchase gas midstream assets, Appalachia Gathering System (AGS) and Stonewall Gas Gathering (SGG)* in the SW Marcellus/Dry Utica region for $1.3 billion 1 3 4 2 DTE Energy is purchasing a new asset in the SW Marcellus / Dry Utica region * Antero Resources also has the option to sell DTE an additional portion of the SGG asset

6 Acquisition of attractive gas midstream assets complements our existing gas midstream business Connects market to demand in Michigan, Ohio, Chicago and Ontario, Canada through NEXUS Connects geographically and strategically to our current assets Provides access to high quality reserves in the SW Marcellus/Dry Utica Broadens and strengthens our producer relationships and market reach 1 Utica Shale Marcellus Shale AGS SGG NEXUS Pipeline

7 % DTE Ownership 100% 55% In-Service 2012-2013 2015 Length (miles) 110 67 Diameter 16”- 24” 36” Capacity (Bcf/d) 0.7 1.5 Partners Expands footprint in most prolific geology in the country spanning SW Marcellus/Dry Utica 2 Customers AGS SGG AGS SGG / Contracts Average Tenor (Years) Contracted (Percent) 10 80

8 This asset lies in one of the most economically favorable shale basins $ / MMBtu 2 $0 $1 $2 $3 $4 $5 Marcellus Shale NE Core Marcellus Shale SW Source: Credit Suisse February 2016 report and Wright and Company Feeds Bluestone/ Millennium Basin feeding AGS/SGG US Shale Basin Economics NYMEX Gas Price Required for 15% After-Tax IRR The assets overlay ~40 Tcf of the Marcellus resource and is economic at sub $3 prices These Marcellus reserves alone are able to fill this system for over 40 years Our discussions with producers and 3rd party evaluators indicate that this region is poised for rapid growth Significant stacked play opportunities in Dry Utica / Upper Devonian

Platform for new value creation with significant growth potential Expansion potential over 1 Bcf/d New set of producer relationships U p si d e P o tentia l 3 9 Synergies with NEXUS Significant stacked play opportunities

10 Positive impact to our GSP business 4 * Reconciliation to GAAP reported earnings included in the appendix GSP Operating Earnings* 2010 2016E 2020E $115 - $120 $195 $51 Pipelines Gathering Storage • GSP has a solid track record for earnings results • Trend continues with projected earnings CAGR of 14% through 2020 (millions)

11 Transaction economics are strong and provide excellent returns Purchase Price $1.3 billion EPS Accretion Accretive beginning in 2017 and $0.10 accretive in 2020 with potential to be significantly higher in out years Operational / Regulatory Construction and regulatory risks eliminated Financing Plan* 50% mandatory convertible equity units / 50% senior unsecured debt Credit Rating Target solid investment grade ratings Business Mix Within target range of 75%-80% utility Required Approval Hart-Scott-Rodino Close Date Expected close in Q4 4 * No Offer or Solicitation This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities.

12 In summary, this transaction adds another platform for growth and is complementary to DTE’s current portfolio Supports DTE’s strategy to invest in strategically situated assets… …gateway to multiple growth opportunities in the area creating synergies with existing assets Complements existing assets… …develops new strategic relationships with producers that will allow for future partnering and growth opportunities  Provides a new platform for additional value creation with significant upside… …over 1 Bcf/d of potential economic expansions …lateral and gathering opportunities in the area Economics of the acquisition are sound… …returns in line with other midstream assets; EPS and cash accretive in 2017

• Gas Midstream Acquisition • 2016 Guidance Update 13

* Reconciliation to GAAP reported earnings included in the appendix ** Total DTE Energy excluding Energy Trading Prior 2016 Guidance 2016 YTD 2Q Actuals DTE Electric DTE Gas Gas Storage & Pipelines Power & Industrial Projects Corporate & Other Growth segments** Growth segments operating EPS Energy Trading DTE Energy Operating EPS Avg. Shares Outstanding 180 $262 100 65 38 (30) $435 $2.42 16 $451 180 $2.51 (millions, except EPS) 14 Increasing our 2016 operating EPS* guidance 2016 Revised Guidance $5.01 - $5.21 $5.09 - $5.35 $615 - $625 135 - 141 115 - 120 90 - 100 (55) - (51) $900 - $935 15 - 25 $915 - $960 180 $4.85 - $5.08 $4.91 - $5.19 $589 - $605 135 - 141 110 - 115 90 - 100 (50) - (46) $874 - $915 10 - 20 $884 - $935

June YTD 2016 Reconciliation of Reported to Operating Earnings

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Operating earnings are presented both with and without Energy Trading. The term "Growth Segments" refers to DTE Energy without Energy Trading and represents the business segments that management expects to generate earnings growth going forward.

YTD 2016 — **Net Income (millions)**

	DTE Electric	DTE Gas	Gas Storage and Pipelines	Power and Industrial Projects	Corporate and Other	Growth Segments	Energy Trading	DTE Energy
Reported Earnings	$ 262	$ 100	$ 65	$ 32	$ (30)	$ 429	$ (30)	$ 399
Plant closure	-	-	-	6	-	6	-	6
Certain mark-to-market transactions	-	-	-	-	-	-	46	46
Operating Earnings	$ 262	$ 100	$ 65	$ 38	$ (30)	$ 435	$ 16	$ 451

YTD 2016 — **EPS**

	DTE Electric	DTE Gas	Gas Storage and Pipelines	Power and Industrial Projects	Corporate and Other	Growth Segments	Energy Trading	DTE Energy
Reported Earnings	$ 1.46	$ 0.56	$ 0.36	$ 0.18	$ (0.17)	$ 2.39	$ (0.17)	$ 2.22
Plant closure	-	-	-	0.03	-	0.03	-	0.03
Certain mark-to-market transactions	-	-	-	-	-	-	0.26	0.26
Operating Earnings	$ 1.46	$ 0.56	$ 0.36	$ 0.21	$ (0.17)	$ 2.42	$ 0.09	$ 2.51

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Reconciliation of 2010 Reported to Operating Earnings

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

2010 — **Net Income (millions)**

	DTE Energy	Electric Utility	Gas Utility	Gas Storage & Pipelines	Unc. Gas Prod.	Power & Indust. Projects	Energy Trading	Corporate & Other
Reported Earnings	$630	$441	$127	$51	($11)	$85	$6	($69)
Performance Excellence Process - Cost to Achieve Deferral*	(20)	-	(20)	-	-	-	-	-
Settlement with Detroit Thermal	(3)	(3)	-	-	-	-	-	-
Operating Earnings	$607	$438	$107	$51	($11)	$85	$6	($69)

2010 — **EPS**

	DTE Energy	Electric Utility	Gas Utility	Gas Storage & Pipelines	Unc. Gas Prod.	Power & Indust. Projects	Energy Trading	Corporate & Other
Reported Earnings	$3.74	$2.62	$0.75	$0.30	($0.06)	$0.50	$0.04	($0.41)
Performance Excellence Process - Cost to Achieve Deferral*	(0.12)	-	(0.12)	-	-	-	-	-
Settlement with Detroit Thermal	(0.02)	(0.02)	-	-	-	-	-	-
Operating Earnings	$3.60	$2.60	$0.63	$0.30	($0.06)	$0.50	$0.04	($0.41)

* Deferral of previously expensed cost to achieve as allowed for in June 3, 2010 MPSC order (case - U-15985)

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Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. 17 Reconciliation of Other Reported to Operating Earnings